NORWOOD FINANCIAL CORP. 2006 STOCK OPTION PLAN
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                        INCENTIVE STOCK OPTION AGREEMENT
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     Incentive    Stock    Option    Agreement    made   this    _________    of
___________________________   between  Norwood  Financial  Corp.  (Norwood)  and
______________________ (Employee).

     WHEREAS, Norwood desires to afford the Employee an opportunity to purchase shares of common stock of Norwood (Common Stock) as hereinafter provided, in accordance with the provisions of the Norwood Financial Corporation 2006 Stock Option Plan (Plan), a copy of which is attached.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to legally bound hereunder, agree as follows:

     1. GRANT OF OPTION.  Norwood  hereby  grants to the  employee the right and
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option (Option) to purchase all or any part of an aggregate of _______ shares of
Common Stock. The Option is in all respects limited and conditioned, as hereinafter provided, and is subject in all respects to the Plan's terms and conditions, which are incorporated herein by reference and are made a part hereof.

     2. PURCHASE PRICE.  The purchase price of the share of Common Stock covered
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by the Option shall be $________.  The date of this Option Agreement is the date of grant of the Option and it is the determination of the Committee that on this date the fair market value of said Common Stock was not greater than the Option price above stated.

     3. TERM. This Option shall expire on ___________________, which date is not
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less than one nor more than (I) ten years from the date of grant if the Employee does not own more than 10% of the combined voting power of all the shares of stock of Norwood or any subsidiary on the date of grant, or (ii) five years from the date of grant if the Employee owns more than 10% of the combined voting power of all the shares of stock of Norwood or any subsidiary on the date of grant.

     4.  EXERCISE OF OPTION.  This Option may not be exercised  earlier than one
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year from the date of grant. Thereafter this Option may be exercised in whole or in part, subject to the provisions of Paragraph 3.

     5. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to Norwood, at its principal office, which is located at 717 Main Street, Honesdale, Pennsylvania 18431. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised;

shall be signed by the person or persons exercising the Option; and shall be accompanied by the payment of the full purchase price of such shares. The purchase price shall be paid in cash or its equivalent, or, in whole or in part through the transfer of shares of Common Stock previously acquired by the Employee, provided that if such shares of Common Stock were acquired through the exercise of an incentive stock option, such shares were held by the Employee for a period not less than the holding period described in section 422A(a)(1) of the Code and if such shares were acquired though the exercise of nonqualified stock option, such shares of Common Stock have been held by Employee for more than one year. Upon receipt of such notice and payment, Norwood shall deliver a certificate or certificates representing the shares with respect to which the Option is so exercised. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and his spouse, jointly, with the right of survivorship) and shall be delivered as provided above to, or upon the written order of, the person or persons exercising the Option. In the event the Option shall be exercised by any persons or persons after the death of the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     6.  NON-TRANSFERABILITY  OF  OPTION.  This  Option is not  transferable  by
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Employee otherwise than by will or by the laws of descent and distribution,  and during the lifetime of the Employee, the Option shall be exercisable only by Employee.

     7. TERMINATION OF EMPLOYMENT. If Employee's employment with Norwood and all
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subsidiary  corporations  is  terminated  for any  reason  other  than  death or disability, this Option shall be exercisable at any time prior to the earlier of the expiration date set forth in Paragraph 3 or three months after the date of termination, but only to the extent of the accrued right to purchase Common Stock at the date of such termination.

     8.  DEATH.  If  Employee  dies  during  his  employment  and  prior  to the
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expiration  of this  Option as set forth in  Paragraph  3,  this  Option  may be exercised,  but only to the extent of the accrued right to purchase Common Stock
at  the  date  of  death  by  Employee's  estate,   personal  representative  or
beneficiary who acquired the right to exercise the Option by bequest or inheritance or by reason of Employee's death, at any time prior the earlier of two years following the Employee's death or the expiration date set forth in Paragraph 3.

     9. DISABILITY. If Employee becomes disabled, as defined in the Plan, during
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his employment  and,  prior to the  expiration  date of the Option as set for in
Paragraph 3, Employee's employment is terminated as a consequence of such disability, this Option shall be exercisable by Employee at any time prior to the earlier of one year following the Employee's termination of employment by reason of disability or the expiration date specified in Paragraph 3, but only to the extent of the accrued right to purchase Common Stock at the date of such termination.

     10. MISCELLANEOUS.
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     (a) The invalidity or unenforceability of any particular  provision of this
Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     (b) No change or modification of this Agreement shall be valid unless the same be in writing and signed by the party against whom the said modification is to be enforced.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, Norwood has caused this Incentive Option Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


ATTEST                                   NORWOOD FINANCIAL CORP.
(Corporate Seal)



By:_____________________________         By: ___________________________________
Assistant Secretary                          Executive Vice President and Chief
                                             Financial Officer


                                             ___________________________________
                                             Employee

                    NORWOOD FINANCIAL CORP. STOCK OPTION PLAN
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                      NOTICE OF EXERCISE OF GRANTED OPTIONS
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     Pursuant to the Incentive Stock Option Agreement (the "Agreement")  entered into on the ___ day of _____________, between Norwood Financial Corp. (Norwood) and _____________________ (Employee), notice is hereby given of my election to purchase ________ shares at $________ per share as granted to me under the Agreement (copy attached). Accompanying this notice is payment of $__________ which represents the full purchase price of the shares covered by this election.


______ In accordance with Paragraph 5 of the Agreement, I request that the shares be registered in my name.

______ In accordance with Paragraph 5 of the Agreement, I request that the shares be registered in joint name, with right of survivorship, with my spouse,
________________________.


Please register in the name of
                                         _______________________________________
                                         Employee


                                         _______________________________________
                                         Date


Check one of the following:

     _____ This exercise represents the total shares granted to me under the above Agreement.

     _____ This exercise represents _______ shares of the total share granted to me under the above Agreement. I have ______ shares remaining that I may exercise within the period covered by the Agreement.